UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (date of earliest event reported): March 11, 2025

International Land Alliance, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	000-56111	46-3752361
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

350 10th Avenue, Suite 1000

San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(877) 661-4811

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	ILAL	OTC:QB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 11, 2025 International Land Alliance, Inc., a Wyoming corporation (the “Company”), issued to Vista Capital Investments, LLC, a California limited liability company, a $110,000 principal amount convertible promissory note (“Note”). The Company received $100,000 of gross proceeds from the sale of the Note.

The principal amount of the Note (together with accrued interest) matures on March 11, 2026. The Note has an original issue discount of $10,000 and bears interest at a rate of 12% per annum. Upon an event of a default under the Note, the amount owing shall increase to 125% of the outstanding balance and a daily penalty of $500 shall accrue. The Note contains standard and customary events of default including but not limited to: (i) failure to make payments when due under the Note, (ii) failure to timely issue shares upon conversion of the Note, (iii) failure to maintain its periodic filing requirements as a public company, and (iv) bankruptcy or insolvency of the Company.

The Note is convertible, at the holder’s option at any time, into shares of the Company’s Common Stock at a conversion price equal to $0.35 per share. However, the holder of the Note will not have the right to convert any portion of the Note if the holder, together with its affiliates, would beneficially own in excess of 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to its conversion.

The foregoing description of the Note is a summary and is qualified in its entirety by reference to the document attached hereto as Exhibit 10.1, which document is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

All of the securities described in this Current Report on Form 8-K were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended (“Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offering was made to “accredited investors” (as defined by Rule 501 under the Securities Act).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Number	Description
104	Cover Page Interactive Data File (Embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL LAND ALLIANCE, INC.

By:	/s/ Frank Ingrande
Frank Ingrande Chief Executive Officer

Date: September 26, 2025